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INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post Effective Amendment No. 1 to Registration Statement No. 333-96877 of American Maturity Life Insurance Company Separate Account One of our report dated March 26, 2003, relating to the statutory financial statements of American Maturity Life Insurance Company appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Independent Public Accountants" in such Statement of Additional Information.

Deloitte & Touche LLP
Hartford, Connecticut
April 7, 2003